UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

VERRA MOBILITY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! VERRA MOBILITY CORPORATION 2026 Annual Meeting Vote by May 18, 2026 11:59 PM EDT VERRA MOBILITY CORPORATION 2046 RIVERVIEW AUTO DRIVE, SUITE 300 MESA, ARIZONA 85201 V88524-P42483 You invested in VERRA MOBILITY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1)visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paperor email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 19, 2026 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/VRRM2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Elect three Class II directors, Patrick J. Byrne, David M. Roberts, and John H. Rexford, to serve on our Board until our 2029 Annual Meeting of Stockholders. For Nominees: 01) Patrick J. Byrne 02) David M. Roberts 03) John H. Rexford 2. Approve, on an advisory basis (non-binding), the compensation of our named executive officers. For 3. Approve, on an advisory basis (non-binding), the frequency of future advisory votes approving the compensation of our named executive officers. 1 Year 4. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For NOTE: In their discretion, the proxyholders will vote on other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88525-P42483